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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K
                               CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 24, 1998

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                        CONCENTRA MANAGED CARE, INC.
           (Exact name of Registrant as specified in its charter)


           DELAWARE                   000-22751                04-3363415
        (State or other        (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                           Identification Number)

       312 UNION WHARF                                           02109
    BOSTON, MASSACHUSETTS                                      (Zip code)
    (Address of principal
     executive offices)


       Registrants telephone number, including area code:  (617) 367-2163

                                   NOT APPLICABLE
                   (former address if changed since last report)

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ITEM 5.  OTHER EVENTS

         See the press release attached hereto as Exhibit 99.1 dated February 24, 1998 announcing the consummation of the acquisition of all the outstanding capital stock of Preferred Payment Systems, Inc. by Concentra Managed Care, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         99.1     Press Release of the Registrant dated February 24, 1998


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CONCENTRA MANAGED CARE, INC.
                            (Registrant)



                            By:  /s/ Richard A. Parr II
                               ----------------------------------------
                            Name:   Richard A. Parr II
                            Title:  Executive Vice President and General Counsel

Date:  March 2, 1998


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER
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  99.1     Press Release of Registrant dated February 24, 1998